================================================================================

                                THE UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 28, 2004

                              ACE SECURITIES CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Delaware                  333-110039                56-2088493
 (STATE OR OTHER JURISDICTION        (COMMISSION            (I.R.S. EMPLOYER
 ----------------------------        -----------            ----------------
      OF INCORPORATION)               FILE NUMBER)          IDENTIFICATION NO.)

6525 Morrison Blvd.,
Suite 318
Charlotte, North
Carolina                                                             28211
--------                                                             -----
    (ADDRESS OF PRINCIPAL                                          (ZIP CODE)
      EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (704) 365-0569.



================================================================================

Item 5.  Other Events.

                  The consolidated balance sheets XL Capital Assurance Inc. and Subsidiaries as of December 31, 2003 and December 31, 2002 and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the three years in the period ended December 31, 2003, incorporated in the prospectus supplement dated July 28, 2004 have been incorporated in reliance on the report of Pricewaterhouse Coopers LLP, independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing.

                  The consolidated balance sheets of XL Financial Assurance Ltd. as of December 31, 2003 and December 31, 2002 and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the three years in the period ended December 31, 2003, incorporated in the prospectus supplement dated July 28, 2004, have been incorporated in reliance on the report of Pricewaterhouse Coopers LLP, an independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) FINANCIAL STATEMENTS.

         Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

         Not applicable.

(c)      EXHIBITS

                ITEM 601(a) OF
                REGULATION S-K
EXHIBIT NO.       EXHIBIT NO.            DESCRIPTION
-----------       -----------            -----------
     1               99.1                Consent of Pricewaterhouse Coopers LLP,
                                         an independent registered public
                                         accounting firm, independent auditors
                                         of XL Capital Assurance Inc. with
                                         respect to the Home Equity Loan Trust,
                                         Series 2004-RM1, Asset Backed
                                         Pass-Through Certificates.

     2               99.2                Consent of Pricewaterhouse Coopers LLP,
                                         an independent registered public
                                         accounting firm, independent auditors
                                         of XL Financial Assurance Ltd. with
                                         respect to the Home Equity Loan Trust,
                                         Series 2004-RM1, Asset Backed
                                         Pass-Through Certificates.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                      ACE SECURITIES CORP


                                      By: /s/ Douglas K. Johnson
                                         ---------------------------------------
                                      Name:   Douglas K. Johnson
                                      Title:  President


                                      By:  /s/ Evelyn Echevarria
                                         ---------------------------------------
                                      Name:    Evelyn Echevarria
                                      Title:   Vice President
Dated: July 30, 2004

                                  EXHIBIT INDEX



                  Item 601(a) of     Sequentially
                  Regulation S-K     Numbered
Exhibit Number    Exhibit No.        Description                          Page
--------------    -----------        -----------                          ----
 1                  99.1              Independent Auditors'                  6
                                      Consent
 2                  99.2              Independent Auditors'                  7
                                      Consent